Thesis Flexible Fund (TFLEX)

A series of the Investment Managers Series Trust

Supplement dated March 22, 2012 to the

Prospectus dated June 30, 2011

Notice to Existing and Prospective Shareholders of Thesis Flexible Fund:

Effective May 31, 2012, the Fund will be charging a sales load. The Fund’s investment objective, principal investment strategies and principal risks will remain the same.

The following replaces the section titled “Fees and Expenses of the Fund” on page 1 of the Prospectus:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section titled "Sales Charge Schedule" below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase or redemption proceeds)	1.00%[1]
Redemption fee if redeemed within 60 days of purchase (as a percentage of amount redeemed)	2.00%
Wire fee	$20
Overnight check delivery fee for weekday/Saturday	$15/$20
Retirement account fees (annual maintenance and full redemption requests)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	2.25%
Distribution (Rule 12b-1) Fee	0.25%
Other expenses (including dividend expenses on short sales, interest expenses and expenses related to special situation investing of 0.60%)	4.40%
Acquired fund fees and expenses	0.02%
Total annual fund operating expenses[2]	6.92%
Fee waiver and/or expense reimbursements[3]	(3.30%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2,3]	3.62%

[1]	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

[2]	The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

[3]	The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, dividend expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses or expenses related to activist or special situation investing) do not exceed 3.00% of average daily net assets of the Fund. This agreement is in effect until June 30, 2012, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year $919	Three Years $2,216	Five Years $3,464	Ten Years $6,379

The following sales charge information is added in the section titled “Methods of Buying” on page 15 of the Prospectus:

Sales Charge Schedule

The Fund is sold at the public offering price, which is the NAV plus an initial maximum sales charge which varies with the amount you invest as shown in the following chart. This means that part of your investment in the Fund will be used to pay the sales charge.

Class A Shares—Sales Charge Schedule
Your Investment	Front-End Sales Charge As a % Of Offering Price*	Front-End Sales Charge As a % Of Net Investment	Dealer Reallowance As a % Of Offering Price
Up to $24,999	5.75%	6.10%	5.75%
$25,000 -$49,999	5.00%	5.26%	5.00%
$50,000 -$99,999	4.50%	4.71%	4.50%
$100,000-$249,999	3.50%	3.63%	3.50%
$250,000-$499,999	2.50%	2.56%	2.50%
$500,000-$999,999	2.00%	2.04%	2.00%
$1 million or more	See below**	See below**	See below**

*    The offering price includes the sales charge.

**   See the "Large Order Net Asset Value Purchase Privilege" below.

Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above. No sales charge is imposed on shares received from reinvestment of dividends or capital gain distributions.

Purchase Programs

Eligible purchasers of Class A shares also may be entitled to reduced or waived sales charges through certain purchase programs offered by the Fund.

Quantity Discounts. You may be able to lower your sales charges if:

•	you assure the Fund in writing that you intend to invest at least $25,000 in the Fund over the next 13 months in exchange for a reduced sales charge ("Letter of Intent") (see below); or

•	the amount of shares you already own in the Fund plus the amount you intend to invest is at least $25,000 ("Cumulative Discount").

By signing a Letter of Intent you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Shares equal to 5.75% of the amount of the Letter of Intent will be held in escrow during the 13-month period. If, at the end of that time, the total net amount invested made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amount invested had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you. If you establish a Letter of Intent with the Fund you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

The point of the Letter of Intent and Cumulative Discount is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it is generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Fund. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

Investors must notify the Fund or an authorized dealer at the time of purchase whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or an authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

Information about sales charges can be found on the Fund’s website www.thesisfundmanagement.com or you can consult with your financial representative.

Net Asset Value Purchases. You may be able to buy Class A shares without a sales charge when you are:

▪	reinvesting dividends or distributions;

▪	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

▪	financial intermediaries that: (i) are compensated by clients on a fee-only, including but not limited to investment advisors, financial planners, and bank trust departments; or (ii) have entered into an agreement with the Fund to offer Class A shares through a no-load network or platform, may buy without a sales charge on behalf of their clients;

▪	a current Trustee of the Trust; or

▪	an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Advisor or of a broker-dealer authorized to sell shares of the Fund.

The Fund may waive the sales charges for investors in other situations as well. Your financial advisor or the Fund’s transfer agent can answer your questions and help you determine if you are eligible for a waiver.

Large Order Net Asset Value Purchase Privilege. There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1.00% will be imposed in the event of certain redemptions within 12 months after the end of the month in which such purchase was made.

From its own profits and resources, the Advisor may pay a finder’s fee to authorized dealers who initiate or are responsible for purchases of $1 million or more of Class A shares of the Fund equal to 1.00% of the amount under $4 million, 0.50% of the next $6 million, and 0.25% thereafter . In instances where an authorized dealer agrees to waive its receipt of the finder’s fee described above, the CDSC on Class A shares, generally, will be waived.

The CDSC is waived under certain circumstances, including the redemption of shares whose dealer of record at the time of the investment notifies the distributor that the dealer waives the finder's fee. Your financial advisor or the Transfer Agent can answer your questions and help you determine if you are eligible.

Please file this Supplement with your records.